EXHIBIT 99.6

marm0302 - Price/Yield - 2A1

Balance     $48,000,000.00    Delay                    24    WAC(2)    5.509
Coupon              4.5695    Dated              7/1/2003    NET(2)    5.161
Settle           7/30/2003    First Payment     8/25/2003    WAM(2)      359

*Coupon = netrate - 0.5916 through month 32 then netrate - 0.44

Run to the earlier of 5% cleanup call and the weighted average reset in 33 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-16                  3.3702          3.2104          3.0560          2.8966
       102-17                  3.3580          3.1964          3.0403          2.8791
       102-18                  3.3458          3.1824          3.0246          2.8616
       102-19                  3.3336          3.1684          3.0089          2.8441
       102-20                  3.3214          3.1545          2.9932          2.8266
       102-21                  3.3093          3.1405          2.9775          2.8091
       102-22                  3.2971          3.1265          2.9618          2.7917
       102-23                  3.2850          3.1126          2.9461          2.7742
       102-24                  3.2728          3.0986          2.9304          2.7568
       102-25                  3.2606          3.0847          2.9148          2.7393
       102-26                  3.2485          3.0708          2.8991          2.7219
       102-27                  3.2364          3.0568          2.8834          2.7045
       102-28                  3.2242          3.0429          2.8678          2.6870
       102-29                  3.2121          3.0290          2.8522          2.6696
       102-30                  3.2000          3.0151          2.8365          2.6522
       102-31                  3.1878          3.0011          2.8209          2.6348
       103-00                  3.1757          2.9872          2.8053          2.6175

Spread @ Center Price             155             150             143             135
         WAL                     2.68            2.32            2.06            1.84
      Mod Durn                  2.526           2.197           1.952           1.751
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048


                               35 CPR          50 CPR          60 CPR          70 CPR
       102-16                  2.6222          2.0679          1.5439          0.8054
       102-17                  2.6016          2.0412          1.5115          0.7650
       102-18                  2.5811          2.0146          1.4791          0.7246
       102-19                  2.5605          1.9879          1.4468          0.6842
       102-20                  2.5400          1.9613          1.4145          0.6439
       102-21                  2.5195          1.9347          1.3822          0.6036
       102-22                  2.4990          1.9082          1.3499          0.5633
       102-23                  2.4785          1.8816          1.3176          0.5231
       102-24                  2.4580          1.8550          1.2854          0.4828
       102-25                  2.4376          1.8285          1.2532          0.4427
       102-26                  2.4171          1.8020          1.2210          0.4025
       102-27                  2.3967          1.7755          1.1888          0.3624
       102-28                  2.3762          1.7490          1.1567          0.3223
       102-29                  2.3558          1.7226          1.1246          0.2822
       102-30                  2.3354          1.6961          1.0925          0.2422
       102-31                  2.3150          1.6697          1.0604          0.2021
       103-00                  2.2946          1.6433          1.0283          0.1622

Spread @ Center Price             119              76              28             -51
         WAL                     1.55            1.18            0.96            0.76
      Mod Durn                  1.488           1.143           0.939           0.750
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Jan06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 2A1

Balance     $48,000,000.00    Delay                    24    WAC(2)    5.509
Coupon              5.1611    Dated              7/1/2003    NET(2)    5.161
Settle           7/30/2003    First Payment     8/25/2003    WAM(2)      359

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 33 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       103-06                  3.6727          3.4704          3.2751          3.0737
       103-07                  3.6605          3.4564          3.2594          3.0562
       103-08                  3.6483          3.4424          3.2437          3.0388
       103-09                  3.6361          3.4284          3.2280          3.0213
       103-10                  3.6239          3.4144          3.2123          3.0039
       103-11                  3.6117          3.4005          3.1967          2.9864
       103-12                  3.5995          3.3865          3.1810          2.9690
       103-13                  3.5873          3.3725          3.1653          2.9516
       103-14                  3.5752          3.3586          3.1497          2.9341
       103-15                  3.5630          3.3446          3.1340          2.9167
       103-16                  3.5508          3.3307          3.1183          2.8993
       103-17                  3.5387          3.3167          3.1027          2.8819
       103-18                  3.5265          3.3028          3.0871          2.8646
       103-19                  3.5144          3.2889          3.0714          2.8472
       103-20                  3.5022          3.2750          3.0558          2.8298
       103-21                  3.4901          3.2611          3.0402          2.8125
       103-22                  3.4779          3.2471          3.0246          2.7951

Spread @ Center Price             186             176             165             153
         WAL                     2.68            2.32            2.06            1.84
      Mod Durn                  2.472           2.156           1.921           1.728
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048


                               35 CPR          50 CPR          60 CPR          70 CPR
       103-06                  2.7275          2.0299          1.3718          0.4462
       103-07                  2.7071          2.0034          1.3397          0.4062
       103-08                  2.6866          1.9769          1.3076          0.3662
       103-09                  2.6661          1.9505          1.2755          0.3263
       103-10                  2.6457          1.9240          1.2435          0.2864
       103-11                  2.6252          1.8976          1.2115          0.2465
       103-12                  2.6048          1.8712          1.1795          0.2066
       103-13                  2.5844          1.8448          1.1475          0.1668
       103-14                  2.5640          1.8184          1.1155          0.1270
       103-15                  2.5436          1.7921          1.0836          0.0872
       103-16                  2.5232          1.7657          1.0516          0.0475
       103-17                  2.5028          1.7394          1.0197          0.0078
       103-18                  2.4825          1.7131          0.9879         -0.0319
       103-19                  2.4621          1.6868          0.9560         -0.0716
       103-20                  2.4418          1.6605          0.9242         -0.1112
       103-21                  2.4214          1.6342          0.8924         -0.1508
       103-22                  2.4011          1.6080          0.8606         -0.1904

Spread @ Center Price             129              72              11             -87
         WAL                     1.55            1.18            0.96            0.76
      Mod Durn                  1.474           1.140           0.941           0.756
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Jan06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.